UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2019

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 11, 2019, FirstEnergy Corp. (FirstEnergy) entered into an amendment to its 364-day facility with The Bank of Nova Scotia (the 364-Day Term Loan) and an amendment to its two-year facility with JPMorgan Chase Bank, N.A. (the Two-Year Term Loan and, together with the 364-Day Term Loan, the Term Loans).

Pursuant to Amendment No. 1 to the Term Loan Credit Agreement, dated as of September 11, 2019 (the 364-Day Loan Amendment), among FirstEnergy, as borrower, the banks named therein and The Bank of Nova Scotia, as administrative agent, the 364-Day Term Loan was extended until September 9, 2020. Pursuant to Amendment No. 1 to the Term Loan Credit Agreement, dated as of September 11, 2019 (the Two-Year Loan Amendment and, together with the 364-Day Loan Amendment, the Term Loan Amendments), among FirstEnergy, as borrower, the banks named therein and JPMorgan Chase Bank, N.A., as administrative agent, the Two-Year Term Loan was extended until September 11, 2021. In addition, the Term Loan Amendments reallocated $250 million of loans from the 364-Day Term Loan to the Two-Year Term Loan. The lenders under the Term Loans and their respective outstanding amounts are set forth in the table below.

Banks	Outstanding Amounts
	364-Day Term Loan	Two-Year Term Loan
Bank of America, N.A.	$20,500,000.00	$74,500,000.00
Mizuho Bank, Ltd.	$65,000,000.00	$30,000,000.00
JPMorgan Chase Bank, N.A.	$65,000,000.00	$30,000,000.00
PNC Bank, National Association	$0.00	$95,000,000.00
MUFG Bank, Ltd.	$95,000,000.00	$0.00
The Bank of Nova Scotia	$65,000,000.00	$30,000,000.00
Citibank, N.A.	$95,000,000.00	$0.00
Barclays Bank PLC	$65,000,000.00	$30,000,000.00
CoBank, ACB	$0.00	$75,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$0.00	$75,000,000.00
Sumitomo Mitsui Banking Corporation	$43,085,713.87	$51,914,286.13
TD Bank, N.A.	$65,000,000.00	$30,000,000.00
U.S. Bank National Association	$70,000,000.00	$25,000,000.00
KeyBank National Association	$70,000,000.00	$25,000,000.00
Santander Bank, N.A.	$57,142,857.14	$22,857,142.86
Fifth Third Bank	$35,700,000.00	$14,300,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$35,714,285.71	$14,285,714.29
The Bank of New York Mellon	$0.00	$50,000,000.00
Citizens Bank, N.A.	$35,714,285.71	$14,285,714.29
First National Bank of Pennsylvania	$10,000,000.00	$20,000,000.00
Royal Bank of Canada	$53,571,429.00	$21,428,571.00
Morgan Stanley Bank, N.A.	$53,571,428.57	$21,428,571.43

TOTAL	$1,000,000,000.00	$750,000,000.00

FirstEnergy paid customary arrangement and upfront fees to the arranging banks and other lenders in connection with the closing of the Term Loan Amendments. FirstEnergy maintains ordinary banking and investment banking relationships with lenders under the Term Loans.

The foregoing descriptions of the Term Loan Amendments do not purport to be complete and are qualified in their entirety by reference to the agreements themselves. The Term Loan Amendments are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information contained in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events
On September 16, 2019, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of FirstEnergy approved an amended and restated Executive Compensation Recoupment Policy (the “Recoupment Policy”), effective September 16, 2019. The Recoupment Policy supersedes and replaces FirstEnergy's former recoupment policy adopted on January 21, 2014.

In general, the Recoupment Policy provides for the potential recoupment of certain executive compensation from current and former officers, as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, and current and former other FirstEnergy executives under certain circumstances. Subject to the terms and conditions of the Recoupment Policy, recoupment may be triggered by: (1) certain restatements of FirstEnergy’s financial statements, regardless of misconduct; and (2) certain categories of “Detrimental Activity” conducted by those covered persons noted above. For these purposes, Detrimental Activity includes, without limitation, misuse of FirstEnergy confidential information, certain breaches of contract or violations of fiduciary obligations, unethical conduct, engagement in violations of FirstEnergy policy or law or fraud which causes, or is reasonably likely to cause, significant operational, financial or reputational harm to FirstEnergy or its subsidiaries, and engagement in such activity which is not a breach of contract or violation of fiduciary obligations, but otherwise is, or is reasonably likely to be, materially detrimental to FirstEnergy or any of its subsidiaries, in each case as reasonably and in good faith determined by the Committee. As further described in the Recoupment Policy, recoupment of compensation may involve variable cash compensation based on financial or other FirstEnergy performance criteria and equity awards, including service- and performance-based equity that has been granted, vested or accrued.

For recoupment related to a financial restatement, the recoupment may be: (i) in whole with respect to a covered person if due to such person’s misconduct; or (ii) if no misconduct occurred, the amount in excess of that which would have been paid, earned or accrued under the restated financial statements during the three-year period preceding the filing of the restatement. It is at the discretion of the Committee to determine whether and to the extent recoupment is triggered as a result of Detrimental Activity. As further described in the Recoupment Policy, and subject to applicable law, compensation subject to the Recoupment Policy may be recovered by reduction, cancellation, termination, forfeiture or otherwise, of such compensation.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Term Loan Credit Agreement, dated as of September 11, 2019, among FirstEnergy Corp., as borrower, the banks named therein and The Bank of Nova Scotia, as administrative agent
10.2	Amendment No. 1 to Term Loan Credit Agreement, dated as of September 11, 2019, among FirstEnergy Corp., as borrower, the banks named therein and JPMorgan Chase Bank, N.A., as administrative agent
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Unless the context requires otherwise, as used herein, references to “we,” “us,” “our,” and “FirstEnergy” refer to FirstEnergy Corp. Forward-looking statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to successfully execute an exit from commodity-based generation, including, without limitation, mitigating exposure for remedial activities associated with formerly owned generation assets; the risks associated with the Chapter 11 bankruptcy proceedings involving FirstEnergy Solutions Corp. (FES), its subsidiaries, and FirstEnergy Nuclear Operating Company (FENOC) (FES Bankruptcy) that could adversely affect us, our liquidity or results of operations, including, without limitation, that conditions to the FES Bankruptcy settlement agreement may not be met or that the FES Bankruptcy settlement agreement may not be otherwise consummated, and if so, the potential for litigation and payment demands against us by FES or FENOC or their creditors; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, our strategy to operate and grow as a fully regulated business, to execute our transmission and distribution investment plans, to continue to reduce costs through FE Tomorrow, which is the FirstEnergy initiative launched in late 2016 to identify our optimal organization structure and properly align corporate costs and systems to efficiently support FirstEnergy as a fully regulated company going forward, and other initiatives, and to improve our credit metrics, strengthen our balance sheet and grow earnings; legislative and regulatory developments including, but not limited to, matters related to rates, compliance and enforcement activity; economic and weather conditions affecting future operating results, such as significant weather events and other natural disasters, and associated regulatory events or actions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers' demand for power, including, but not limited to, the impact of change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; the risks associated with the decommissioning of our retired and former nuclear facilities; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including the Tax Cuts and Jobs Act, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; and the risks and other factors discussed from time to time in FirstEnergy’s Securities and Exchange Commission (SEC) filings. Dividends declared from time to time on FirstEnergy’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy’s filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2019

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer